UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 15, 2004
                                                        -----------------

                        KNOWLEDGE TRANSFER SYSTEMS, INC.
             (Exact name of Registrant as Specified in its Charter)



            Nevada                               000-28417                             76-0599457
-----------------------------          ----------------------------          -----------------------------
 (State or Other Jurisdiction            (Commission file Number)                     (IRS Employer
       of Incorporation)                                                           Identification No.)

5509 11th Avenue, Brooklyn, New York                    11219
------------------------------------                    -----
(Address of Principal Executive Offices)              (Zip Code)

                                 (917) 816-0790
              (Registrant's Telephone Number, Including Area Code)

                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective as of November 10, 2004, Basilio Chen ("Chen") resigned as the Chief Executive Officer and a director of the Registrant, Dr. Edward Cheng ("Cheng") resigned as the Chief Operating Officer and a director of the Registrant, and Stephen Wan ("Wan") resigned as the Chief Financial Officer and a director of the Registrant. The Board elected Steven Bingaman ("Bingaman") as Vice President and Treasurer, and Shmuel Shneibalg ("Shneibalg") as President and Secretary. Messrs. Bingaman and Shneibalg have also been appointed to the Board of Directors of the Registrant as of November 10, 2004.

Business Experience

The following is a brief account of the education and business experience of each director and executive officer during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Steven Bingaman. - Vice President, Treasurer and Director

Mr. Steven Bingaman, age 47, became the President, Treasurer and a Director of the Registrant on November 10, 2004. Mr. Bingaman is Managing Member of Appleby Partners & Company LLC, a private investment firm and is also President and Director of Home Solutions Health, Inc., a public consumer product company. Mr. Bingaman is a graduate of Princeton University and NYU Graduate School of Business. In December 2002, Mr. Bingaman entered into a Cease-and-Desist Order with the Securities and Exchange Commission, without admitting or denying findings, to committing or causing any violations and any future violations of
Section 17(a) of the Securities Act and Section 10(b) of the Exchange Act and Rule 10b-5.

Shmuel Shneibalg -President, Secretary and Director

Mr. Shmuel Shneibalg, age 34, became the President, Secretary and a Director of the Registrant on November 10, 2004. Mr. Shneibalg has prior experience in the construction and sales businesses. Since May 2001, Mr. Shneibalg has served as Chairman, Chief Executive Officer, Secretary and Director of Safetek International, Inc., a publicly traded company, and the Vice President of Home Solutions Health, Inc., a public consumer product company.
There is no transaction during the last two years, or any proposed transactions, to which the Registrant was or is a party with any of the foregoing individuals or any member of their respective immediate family, except for the transaction under which Messrs. Bingaman and Shneibalg acquired approximately 90% of the outstanding shares of common stock of the Registrant, as disclosed on the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KNOWLEDGE TRANSFER SYSTEMS, INC.



Dated: November 15, 2004        By:         /s/ Shmuel Shneibalg
                                            --------------------
                                            Shmuel Shneibalg
                                            President, Secretary and Director